UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2026

KORE Group Holdings, Inc.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-40856	86-3078783
(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338	877-710-5673
(Address of Principal Executive Offices)	(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common stock, $0.0001 par value	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on February 26, 2026, KORE Group Holdings, Inc. (“KORE” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with KONA Parent, L.P., a Delaware limited partnership (“Parent”), and KONA Merger Sub Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”) with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. Searchlight Capital IV, L.P., Searchlight Capital IV PV-A, L.P., Searchlight Capital IV PV-B, L.P. and certain affiliates of Searchlight Capital Partners, L.P. have committed to provide equity financing to Parent to fund the transactions contemplated by the Merger Agreement. The Merger Agreement was approved unanimously by all the members present at a special meeting the board of directors of the Company (the “Board”), acting upon the unanimous recommendation of a special committee consisting of only independent and disinterested directors of the Company.

In connection with the Merger, KORE filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2026, a preliminary proxy statement on Schedule 14A (“Preliminary Proxy Statement”), as amended on May 22, 2026. KORE filed a definitive proxy statement on June 12, 2026 (the “Definitive Proxy Statement”, together with the Preliminary Proxy Statement, the “Proxy Statement”). KORE first mailed the Proxy Statement to its stockholders on or about June 12, 2026.

KORE will hold a special meeting of stockholders on July 16, 2026 to consider certain proposals related to the Merger Agreement as further described in the Proxy Statement.

Threatened Stockholder Litigation and Stockholder Litigation

Between April 29, 2026 and July 1, 2026, the Company received eleven letters on behalf of purported stockholders of the Company generally alleging concerns regarding the disclosures in the Proxy Statement (the “Demand Letters”). In these Demand Letters, these purported stockholders threaten litigation regarding the alleged deficient disclosures and/or incomplete information regarding the Merger. No litigation relating to the Proxy Statement or the Merger Agreement has been filed from the Demand Letters as of the filing of this Current Report on Form 8-K.

On June 24, 2026, two complaints were filed in the Supreme Court of the State of New York, County of New York, captioned Richard Lawrence v. KORE Group Holdings, Inc., Timothy M. Donahue, Robert P. MacInnis, Cheemin Bo-Linn, Michael K. Palmer, Jay Grossman, Paulett Eberhart, James Geisler, Andrew Frey, David Fuller, and Ronald Totton – Index No. 653745/2026; Blake Thompson v. KORE Group Holdings, Inc., Timothy M. Donahue, Robert P. MacInnis, Cheemin Bo-Linn, Michael K. Palmer, Jay Grossman, Paulett Eberhart, James Geisler, Andrew Frey, David Fuller, and Ronald Totton – Index No. 653734/2026 (collectively, the “Complaints”).  The Complaints assert claims for negligent misrepresentation and concealment against the Company and its board of directors based upon allegations that a false and misleading Proxy Statement was filed with the SEC and disseminated to plaintiff (a purported stockholder) and other KORE stockholders to solicit their approval of the Merger.

On July 8, 2026, the Company received a demand from a purported stockholder pursuant to 8 Del. C. § 220 (the “Section 220 Demand”).  The Section 220 Demand alleges that the purported stockholder suspects wrongdoing and an unfair Merger related to the Merger process and certain disclosures in the Proxy Statement that are alleged to be deficient.  The Section 220 Demand demands inspection of the “books and records” enumerated in 8 Del. C. § 220(a)(1).  No litigation relating to the Section 220 Demand has been filed as of the filing of this Current Report on Form 8-K.  The Company intends to respond to the Section 220 Demand in accordance with 8 Del. C. § 220.

KORE believes that the claims asserted in the Demand Letters, the Complaints, and Section 220 Demand are without merit and that no additional disclosure in the Proxy Statement is required or necessary under applicable laws. However, in order to avoid the risk that the Demand Letters,  the Complaints, or Section 220 Demand delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, KORE hereby makes additional disclosures (the “Supplemental Disclosures”) to supplement the disclosures contained in the Proxy Statement. KORE and its Board deny all allegations in the Demand Letters, the Complaints, and Section 220 Demand, and that any additional disclosure was or is required or that KORE has violated any laws or breached any duties to its stockholders in connection with the Proxy Statement, and none of the Supplemental Disclosures nor any other disclosure in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any Supplemental Disclosures.

Supplemental Disclosures to the Proxy Statement

The Supplemental Disclosures set forth below supplement the Proxy Statement and the Schedule 13E-3 filed by KORE with the SEC on April 15, 2026, as amended on May 22, 2026 and June 15, 2026 (as so amended, the “Schedule 13E-3”) and should be read in conjunction with the Proxy Statement and the Schedule 13E-3, which should be read in their entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement or the Schedule 13E-3, the information contained herein supersedes the information contained in the Proxy Statement and the Schedule 13E-3. Except as otherwise described in the below Supplemental Disclosures or the documents referred to, contained in or incorporated by reference herein, the Proxy Statement, the annexes to the Proxy Statement and the documents referred to, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended. All page references below are to pages in the Proxy Statement, and terms used below shall have the meanings set forth in the Proxy Statement (unless otherwise defined below).  For clarity, new text within restated paragraphs and tables from the Proxy Statement is underlined.

1.
The disclosure under the section entitled “Special Factors — Opinion of Rothschild & Co US Inc. — Summary of Rothschild & Co’s Financial Analyses” in the Proxy Statement is hereby amended by adding the following underlined language in the second full paragraph beginning on page 46 of the Proxy Statement.

As used in this section, (a) all references to the number of “fully diluted” shares of the Company common stock and phrases of similar import, when used in relation to the Company, mean approximately 19 million shares of Company common stock, which is the number of fully diluted outstanding shares of Company common stock, including all shares subject to outstanding restricted stock units and performance stock units (assuming for this purpose that all applicable performance goals are achieved at the target level but excluding additional shares issuable pursuant to outstanding performance stock units if all applicable performance goals are achieved at the maximum level) and excluding the Penny Warrants, based on the most recently available information as of February 25, 2026, as provided and approved for Rothschild & Co’s use by the management of the Company; (b) the “EV” of a company as of any given time refers to the enterprise value of such company (calculated as further discussed below) at such time and (c) the “Adjusted EBITDA” or “Adj. EBITDA” of a company for any given period means the earnings before interest, taxes, depreciation and amortization of such company during such period and excludes the expense of stock-based compensation other tax deductible expenses including integration-related costs and other one-time items and tax depreciation and amortization.

2.
The disclosure under the section entitled “Special Factors — Opinion of Rothschild & Co US Inc. — Selected Companies Analysis” in the Proxy Statement is hereby amended by adding the following underlined language in the first full paragraph beginning on page 50 of the Proxy Statement:

Based on the 2025E EV/Adj. EBITDA and 2026E EV/Adj. EBITDA multiples calculated above and on Rothschild & Co’s professional judgement, Rothschild & Co applied an illustrative range of EV/Adj. EBITDA of 9.0x to 12.0x and 8.0x to 10.0x to the actual Adj. EBITDA of the Company for fiscal year 2025 and estimated Adj. EBITDA of the Company for fiscal year 2026, each as provided in the February Projections, to reach a range of implied EVs for the Company for fiscal years 2025 and 2026. To calculate implied equity values, Rothschild & Co then subtracted from such implied EVs (i) the amount of the Company’s debt of approximately $301 million and (ii) the Company’s preferred equity of approximately $275 million (valued at liquidation value of 1.8x minimum return inclusive of accumulated PIK interest and value of the Penny Warrants) and added the Company’s (iii) cash and cash equivalents of approximately $27 million, each as provided and approved for Rothschild & Co’s use by the management of the Company, and each as of December 31, 2025. Rothschild & Co then divided such implied equity values by the number of fully diluted outstanding shares of Company common stock, as provided and approved for Rothschild & Co’s use by the management of the Company, to reach the following implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the merger consideration:

3.
The disclosure under the section entitled “Special Factors — Opinion of Rothschild & Co US Inc. — Selected Precedent Transactions Analysis” in the Proxy Statement is hereby amended by (i) adding the “EV ($ in millions)” for each selected transaction to the Selected Precedent Transaction table on page 50 of the Proxy Statement and (ii) the following underlined language in the third full paragraph beginning on page 51 of the Proxy Statement:

				EV / LTM Adj. EBITDA
Date Announced	Target	Acquirer	EV ($ in millions)	Unsynergized	Synergized
September 2024	Fleet Complete, Inc.	Powerfleet, Inc.	$200	18.7x	7.8x
September 2024	Inseego Corp.	Convergence Partners	$52	6.8x
October 2023	MiX Telematics Limited	Powerfleet, Inc.	$126	3.9x	2.1x
August 2022	Sierra Wireless, Inc.	Semtech Corporation	$1,246	40.9x	17.7x
May 2021	Telit Cinterion	DBAY Advisors Limited	$375	9.2x
April 2021	ORBCOMM Inc.	GI Partners	$1,134	22.9x
April 2019	BSM Technologies Inc.	Geotab Inc.	$86	16.2x
March 2019	Pointer Telocation Ltd.	Powerfleet, Inc.[1]	$137	10.0x	8.0x
January 2019	TomTom Telematics	Bridgestone Corporation	$1,034	12.7x
Gross Mean[2]	15.7x
Gross Median[2]	12.7x
Synergized Mean[3]	8.9x
Synergized Median[3]	7.9x

Based on the EV/LTM Adj. EBITDA multiples calculated for the selected transactions and on Rothschild & Co’s professional judgment, Rothschild & Co applied an illustrative range of 9.0x to 13.0x to the LTM Adj. EBITDA of the Company for the period ended December 31, 2025 of $63 million, as provided by the management of the Company and approved for Rothschild & Co’s use by the Special Committee, to reach a range of implied EVs for the Company. To calculate implied equity values, Rothschild & Co then subtracted from such implied EVs (i) the amount of the Company’s debt of approximately $301 million and (ii) the Company’s preferred equity of approximately $275 million (valued at liquidation value of 1.8x minimum return inclusive of accumulated PIK interest and value of the Penny Warrants) and added the Company’s (iii) cash and cash equivalents of approximately $27 million, each as provided and approved for Rothschild & Co’s use by the management of the Company and each as of December 31, 2025. Rothschild & Co then divided such implied equity values by the number of fully diluted outstanding shares of Company common stock, as provided and approved for Rothschild & Co’s use by the management of the Company, to reach the following implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the merger consideration:

4.
The disclosure under the section entitled “Special Factors — Opinion of Rothschild & Co US Inc. — Discounted Cash Flow Analysis” in the Proxy Statement is hereby amended by adding the following underlined language to the end of the first paragraph and the second full paragraph, in each case, on page 52 of the Proxy Statement:

Rothschild & Co performed a discounted cash flow (“DCF”) analysis for the Company in order to derive an implied per share equity value reference range for the Company if it were to remain an independent public company, and then compared this implied per share equity value reference range with the merger consideration provided for in the merger agreement. In this analysis, Rothschild & Co calculated a range of implied EVs for the Company by adding (i) the estimated unlevered, after-tax free cash flows that the Company was forecasted to generate for fiscal year 2026 through the end of fiscal year 2029 based on the February Projections provided by the management of the Company, discounted to present value, as of December 31, 2025, after the application of a range of illustrative discount rates, which were based on the estimated WACC for the Company and (ii) the present value, as of December 31, 2025, of the implied terminal value of the Company, after the application of a range of illustrative discount rates, which were based on the estimated WACC for the Company. Utilizing the terminal multiple methodology, Rothschild & Co estimated the terminal value of the Company by applying an illustrative range of EV / EBITDA terminal multiples of 8.0x to 10.0x, which Rothschild & Co selected using its professional judgment and experience, to the projected Adj. EBITDA included in the February Projections for the terminal period. Rothschild & Co used the mid-year discounting convention and applied a range of illustrative discount rates of 14.5% to 16.5%, based on an estimated WACC, which Rothschild & Co calculated using its professional judgment and experience and based on the traditional CAPM (capital asset pricing model). CAPM requires certain Company-specific inputs including target capital structure weightings, the cost of long term debt, future applicable marginal cash tax rates, levered and unlevered betas as well as certain financial metrics for the U.S. financial markets generally.
To calculate implied equity values, Rothschild & Co then subtracted from such implied EVs (i) the amount of the Company’s debt of approximately $301 million and (ii) the Company’s preferred equity of approximately $275 million (valued at liquidation value of 1.8x minimum return inclusive of accumulated PIK interest and value of the Penny Warrants) and added the Company’s (iii) cash and cash equivalents of approximately $27 million, each as of December 31, 2025 and as provided and approved for Rothschild & Co’s use by the management of the Company. Rothschild & Co then divided such implied equity values by the number of fully diluted outstanding shares of Company common stock, as provided and approved for Rothschild & Co’s use by the management of the Company, to reach the following implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the merger consideration:
5.
The disclosure under the section entitled “Special Factors — Opinion of Rothschild & Co US Inc. — Other Factors” in the Proxy Statement is hereby amended by adding (i) the following underlined language in the first bullet and (ii) i) the following underlined language and tables in the third bullet and fourth bullet all beginning on page 52 of the Proxy Statement:

•
the premia paid in 172 selected precedent take private transactions, involving targets announced since 2017 with implied EVs greater than $250 million, excluding target businesses in financial services, real estate, energy, biotechnology and pharmaceutical sectors, noting that the first and third quartile of premia paid in these selected transactions relative to the target company’s (i) closing price one day prior to announcement of the transaction ranged from 20% to 53% and when applied to (a) the closing price of $1.17 per share of Company common stock on December 18, 2024 (the day prior to Searchlight’s 13D filing) (the “Unaffected Date”), the resulting range of implied prices was $1.40 to $1.80 per fully diluted share, rounded to the nearest $0.05, and (b) the closing price of $3.98 per share of Company common stock on November 3, 2025 (the last day prior to the public announcement of the initial Searchlight/Abry offer) (the “Pre-Offer Date”), the resulting range of implied prices was $4.80 to $6.10 per fully diluted share, rounded to the nearest $0.05, and (ii) closing price 30 days prior to announcement of the transaction ranged from 22% to 56% and when applied to (a) the closing price of $1.97 per share of Company common stock on the date 30 days prior to the Unaffected Date, the resulting range of implied prices was $2.40 to $3.05 per fully diluted share, rounded to the nearest $0.05, and (b) the closing price of $2.57 per share of Company common stock on the date 30 days prior to the Pre-Offer Date, the resulting range of implied prices was $3.15 to $4.00 per fully diluted share, rounded to the nearest $0.05;

•
based on information Rothschild & Co obtained from FactSet and from Wall Street equity research reports, four selected equity analyst per share target prices for Company common stock as of the Unaffected Date, noting that the range of these target prices was $1.50 to $12.00 shown in the table below; and

Institution	Price Target
Roth Capital Partners	$12.00
TD Cowen	$2.50
Deutsche Bank	$3.00
Morgan Stanley	$1.50

•
based on information Rothschild & Co obtained from FactSet and from Wall Street equity research reports, two selected equity analyst per share target prices for Company common stock as of February 25, 2026, each of which was $5.00 shown in the table below.

Institution	Price Target
Roth Capital Partners	$5.00
TD Cowen	$5.00

Additional Information and Where to Find It

In connection with the proposed transaction, KORE filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2026, a preliminary proxy statement on Schedule 14A, as amended on May 22, 2026 and Schedule 13E-3 on April 15, 2026, as amended on May 22, 2026 and June 15, 2026. KORE filed a definitive proxy statement on June 12, 2026 (the “proxy statement”). This Current Report on Form 8-K supplements the disclosures contained in the proxy statement and the Schedule 13E-3 and should be read in conjunction with both documents. KORE first mailed the proxy statement to its stockholders on or about June 12, 2026. KORE STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE PROXY CARD, THE SCHEDULE 13E-3 AND ANY OTHER RELATED MATERIALS FILED WITH THE SEC WHEN THESE DOCUMENTS BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO THE MERGER, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES THERETO. Stockholders of KORE will be able to obtain a free copy of these documents (when they become available) and other documents filed by KORE with the SEC at the SEC’s website at www.sec.gov. In addition, KORE stockholders will be able to obtain a free copy of the proxy statement and all related documents filed by KORE with the SEC (when they become available) from KORE’s website at www.korewireless.com.

Participants in the Solicitation

KORE and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from KORE’s stockholders in connection with the proposed transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of KORE’s executive officers and directors in the solicitation by reading the proxy statement. Information regarding KORE’s executive officers and directors is also available in KORE’s  Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on April 29, 2026 (the “10-K/A”). To the extent that holdings of KORE’s securities have changed since the amounts printed in the 10-K/A, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing of the 10-K/A. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and KORE’s website at www.korewireless.com.

Forward-Looking Statements

In addition to historical information, this Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include both implied and express statements regarding the completion of the transaction and timing for closing; the receipt of regulatory approvals; the benefits expected from the transaction; and KORE’s current expectations and projections relating to its future performance and business following the closing of the Merger. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of KORE to differ materially from the historical results or from any results expressed or implied by such forward-looking statements. Risks that could cause actual results to differ materially from those in the forward-looking statements include: the risks that the transaction will not close in the timeframe expected, or at all; the risk that the expected benefits and effects of the transaction will not be achieved; the risk that the requisite number of KORE stockholders fail to approve the transaction; the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the risk that KORE’s business will suffer due to uncertainty related to the transaction; and other general economic and business risks. For a discussion of other risk factors that may impact KORE’s business, please see KORE’s filings with the SEC. KORE disclaims any obligation or duty to update or modify these forward-looking statements.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: July 9, 2026	By:	/s/ Jack W. Kennedy Jr.
	Name	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary